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                                                                    EXHIBIT 99.3

                                                                  EXECUTION COPY

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

            This is an Assignment, Assumption and Recognition Agreement (this "FRB AAR Agreement") made as of April 1, 2006, by and among Merrill Lynch Mortgage Lending, Inc., having an address at 4 World Financial Center, New York, New York 10080, as assignor (the "Assignor"), Merrill Lynch Mortgage Investors, Inc., having an address at 4 World Financial Center, 10th Floor, New York, New York 10080, as assignee (the "Assignee"), and First Republic Bank, having an address at One Eleven Pine Street, San Francisco, California 94111, as servicer (the "Servicer"), and acknowledged and agreed to by Wells Fargo Bank, N.A., as master servicer (the "Master Servicer").

            WHEREAS, Merrill Lynch Bank, USA ("MLBUSA") acquired the mortgage loans set forth on Attachment 1 annexed hereto (the "Assigned Loans") from the Servicer, and the Servicer agreed to service the Mortgage Loans, pursuant to that certain Mortgage Loan Purchase and Servicing Agreement, dated as of December 1, 2005, by and between MLBUSA and the Servicer (the "Purchase and Servicing Agreement");

            WHEREAS, MLBUSA assigned all of its right, title, interest and obligations in, to and under the Purchase and Servicing Agreement to Assignor pursuant to the Assignment, Assumption and Recognition Agreement, dated April 1, 2006, by and among MLBUSA, the Servicer and the Assignor (the "MLBUSA AAR Agreement") (except for obligations that arise prior to the date hereof which were retained by MLBUSA);

            WHEREAS, the Servicer is currently servicing the Assigned Loans for the benefit of the Assignor in accordance with the terms and conditions of the Purchase and Servicing Agreement;

            In consideration of the mutual promises contained herein the parties hereto agree that the Assigned Loans shall be subject to the terms of this FRB AAR Agreement. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Purchase and Servicing Agreement.

Assignment and Assumption

      1. Assignor hereby grants, transfers and assigns to Assignee all of the right, title, interest and obligations of Assignor in the Assigned Loans and, as they relate to the Assigned Loans, all of its right, title, interest and obligations in, to and under the MLBUSA AAR Agreement (except for those obligations that are retained by the Assignor as set forth in the MLBUSA AAR Agreement). Assignor specifically reserves and does not assign to Assignee any right, title and interest in, to or under any Mortgage Loans subject to the MLBUSA AAR Agreement and the Purchase and Servicing Agreement other than those set forth on Attachment 1.

Representations; Warranties and Covenants

      2. Assignor warrants and represents to Assignee and Servicer as of the date hereof:

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            a. Attached hereto as Attachment 2 are true and accurate copies of the MLBUSA AAR Agreement and the Purchase and Servicing Agreement, which agreements are in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

            b. Assignor was the lawful owner of the Assigned Loans with full right to transfer the Assigned Loans and any and all of its interests, rights and obligations under the MLBUSA AAR Agreement as they relate to the Assigned Loans, free and clear of any and all liens, claims and encumbrances; and upon the transfer of the Assigned Loans to Assignee as contemplated herein, Assignee shall have good title to each and every Assigned Loan, as well as any and all of Assignor's interests, rights and obligations under the MLBUSA AAR Agreement as they relate to the Assigned Loans, free and clear of any and all liens, claims and encumbrances;

            c. Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to Servicer with respect to the Assigned Loans or the MLBUSA AAR Agreement or the Purchase and Servicing Agreement;

            d. Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modifications of, the MLBUSA AAR Agreement or the Purchase and Servicing Agreement. Assignor has no knowledge of, and has not received notice of, any waivers under or any amendments or other modifications of, or assignment of rights or obligations under the MLBUSA AAR Agreement or the Purchase and Servicing Agreement;

            e. Assignor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, and has all requisite power and authority to acquire, own and sell the Assigned Loans;

            f. Assignor has full power and authority to execute, deliver and perform its obligations under this FRB AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this FRB AAR Agreement is in the ordinary course of Assignor's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor's charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this FRB AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of Assignor. This FRB AAR Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee and Servicer, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

            g. No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by

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Assignor in connection with the execution, delivery or performance by Assignor of this FRB AAR Agreement, or the consummation by it of the transactions contemplated hereby. Neither Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Assigned Loans or any interest in the Assigned Loans, or solicited any offer to buy or accept transfer, pledge or other disposition of the Assigned Loans, or any interest in the Assigned Loans, or otherwise approached or negotiated with respect to the Assigned Loans, or any interest in the Assigned Loans, with any Person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Assigned Loans under the Securities Act of 1933, as amended (the "1993 Act") or which would render the disposition of the Assigned Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto; and

            h. Assignor has received from Servicer, and has delivered to the Custodian, on behalf of the Assignee, all documents required to be delivered to Assignor by Servicer prior to the date hereof pursuant to Section 6.03 of the Purchase and Servicing Agreement with respect to the Assigned Loans.

      3. Assignee warrants and represents to, and covenants with, Assignor and Servicer as of the date hereof:

            a. Assignee is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has all requisite power and authority to acquire, own and purchase the Assigned Loans;

            b. Assignee has full power and authority to execute, deliver and perform its obligations under this FRB AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this FRB AAR Agreement is in the ordinary course of Assignee's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignee's charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignee or its property is subject. The execution, delivery and performance by Assignee of this FRB AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of Assignee. This FRB AAR Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by Assignor and Servicer, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

            c. No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignee in connection with the execution, delivery or performance by Assignee of this FRB AAR Agreement, or the consummation by it of the transactions contemplated hereby;

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            d. There is no action, suit, proceeding, investigation or litigation pending or, to Assignee's knowledge, threatened, which either in any instance or in the aggregate, if determined adversely to Assignee, would adversely affect Assignee's execution or delivery of, or the enforceability of, this FRB AAR Agreement, or the Assignee's ability to perform its obligations under this FRB AAR Agreement;

            e. The Assignee agrees to be bound, as purchaser, by all of the terms, covenants, and conditions of the Purchase Agreement, including but not limited to Section 15 (Termination) and Section 28 (Nonsolicitation) with respect to the Assigned Loans, and from and after the date hereof, the Assignee assumes, for the benefit of each of the Servicer and the Assignor, all of the Assignor's obligations, as purchaser, thereunder, with respect to the Assigned Loans.

            f. Assignee understands that the Assigned Loans have not been registered under the Securities Act of 1934 (the "Securities Act") or the securities laws of any state; and

            g. Assignee is either (i) not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986 (the "Code")(a "Plan") and not a Person acting, directly or indirectly, on behalf of or investing with "plan assets" of any such Plan or (ii) an employee benefit plan that is subject to ERISA and the assignment contemplated herein does not constitute and will not result in non-exempt prohibited transaction under
Section 406 of ERISA or Section 4975 of the Code.

      4. The Servicer hereby restates, as of the date hereof, the representations and warranties contained in Section 7.01 (except with respect to Section 7.01(xiii), (xv), and (xvi)) and Section 7.02 (modified to the extent necessary to accurately reflect the pool characteristics of the Mortgage Loans as of the date hereof and any events or circumstances existing subsequent to the related Closing Date) of the Purchase and Servicing Agreement, to and for the benefit of the Assignee, and by this reference incorporates such representations and warranties herein, as of the date hereof.

Recognition of Assignee

      5. (a) From and after the date hereof, the Servicer shall recognize the Assignee as the owner of the Assigned Loans, and the Servicer will service the Assigned Loans in accordance with the servicing provisions contained in the Purchase and Servicing Agreement, as modified by this FRB AAR Agreement, for the benefit of the Assignee, and shall look solely to the Assignee for performance of the obligations of Purchaser under the Purchase and Servicing Agreement with respect to the Assigned Loans. The Assignee hereby acknowledges and agrees that it shall uphold, or shall require its agents to uphold, the obligations of the Purchaser contained in the Purchase and Servicing Agreement.

         (b) The Servicer acknowledges that Wells Fargo Bank, N.A. (the "Master Servicer" and "Securities Administrator") has been appointed as the master servicer of the Assigned Loans pursuant to the Pooling and Servicing Agreement, dated as of April 1, 2006, by and among the Assignee, the Master Servicer, the Securities Administrator, HSBC Bank USA,

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National Association, as trustee (the "Trustee"), and PHH Mortgage Corporation, as a servicer (the "Pooling and Servicing Agreement").

            The Servicer shall provide monthly reports to the Master Servicer as required under the Purchase and Servicing Agreement, which reports shall contain the data specified in the forms attached as Attachment 3 hereto as is mutually agreed by the Master Servicer and the Servicer and may be in such format as is mutually agreed by the Master Servicer and the Servicer.

            The Servicer shall deliver, with respect to the Assigned Loans, all reports required to be delivered under the Purchase and Servicing Agreement to:

            Wells Fargo Bank, N.A.
            9062 Old Annapolis Road
            Columbia, Maryland 21045
            Attention: Merrill Lynch Mortgage Investors Trust, Series MLCC
            2006-2

            (c) The Servicer hereby acknowledges that the Master Servicer has the right to enforce all obligations of the Servicer under the Purchase and Servicing Agreement, with respect to the Assigned Loans, acting on behalf of the Assignee, as owner of the Assigned Loans. Such rights will include, without limitation, the right to terminate the Servicer, with respect to the Assigned Loans, under the Purchase and Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer, with respect to the Assigned Loans, under the Purchase and Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer, with respect to the Assigned Loans, under the Purchase and Servicing Agreement, the right to examine the books and records of the Servicer, with respect to the Assigned Loans, and the right to exercise certain rights of consent and approval of the "Purchaser," with respect to the Assigned Loans, under the Purchase and Servicing Agreement. Notwithstanding the foregoing, it is understood that the Servicer shall not be obligated to defend and indemnify and hold harmless the Master Servicer, the Assignee and the Assignor from and against any losses, damages, penalties, fines, forfeitures, judgments and any related costs including, without limitation, reasonable and necessary legal fees, resulting from (i) actions or inactions of the Servicer, with respect to the Assigned Loans, which were taken or omitted upon the instruction or direction of the Master Servicer or (ii) the failure of the Master Servicer to perform the obligations of the "Purchaser," with respect to the Assigned Loans, under the Purchase and Servicing Agreement and this FRB AAR Agreement only to the extent that the Master Servicer has any obligations of the "Purchaser". In addition, the Assignee shall indemnify the Servicer, with respect to the Assigned Loans, and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Servicer may sustain in any way related to (a) actions or inactions of the Servicer, with respect to the Assigned Loans, which were taken or omitted upon the instruction or direction of the Trustee or Master Servicer, as applicable, or (b) the failure of the Trustee or the Master Servicer, as applicable, to perform the obligations of the "Purchaser," with respect to the Assigned Loans, under the Purchase and Servicing Agreement and this FRB AAR Agreement. The Servicer shall, with respect to the Assigned Loans, make all distributions

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under the Purchase and Servicing Agreement to the Master Servicer by wire transfer of immediately available funds to:

            Wells Fargo Bank, N.A.
            ABA Number: #121 000 248
            Account Name: Corporate Trust Clearing
            Account number: 3970771416

            For further credit to:  MLCC 2006-2
            Distribution Account Number: 50913100

            (d) For purposes of Section 11.13 and Section 11.29 of the Purchase and Servicing Agreement, the Servicer is hereby notified, and the Servicer hereby acknowledges receipt of such notification, that a REMIC election has been made with respect to the Assigned Loans.

Modification of the Purchase and Servicing Agreement

      6. The Assignee and the Servicer hereby amend the definition of "Company Information" in Section 1 of the Purchase and Servicing Agreement be deleting the word "Company" and replacing it with the word "Seller".

      7. The Assignee and the Servicer hereby amend Section 1 of the Purchase and Servicing Agreement, as it pertains to the Assigned Loans, by:

            (a) deleting the definition of "Business Day" in its entirety and replacing it with the following:

            "Business Day: Any day other than (i) a Saturday or Sunday, or (ii) a day on which the Federal Reserve is closed, or (iii) a day on which banking institutions in the jurisdiction in which the Master Servicer or the Servicer are authorized or obligated by law or executive order to be closed."

            (b) deleting the definition of "Master Servicer" in its entirety and replacing it with the following:

            "Master Servicer: Wells Fargo Bank, N.A., or its successors in interest."

            and

            (c) adding the following definitions in alphabetical order:

            "Assignment and Assumption Agreement: The assignment and assumption agreement, , dated as of April 1, 2006, among Merrill Lynch Mortgage Lending, Inc., Merrill Lynch Mortgage Investors, Inc., and First Republic Bank, as the servicer."

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            "Exchange Act: The Securities Exchange Act of 1934, as amended."

            "Subservicer: Any Person that services Mortgage Loans on behalf of the Servicer, and is responsible for the performance (whether directly or through sub-servicers or Subcontractors) of a substantial portion of material servicing functions required to be performed by the Servicer under this Agreement or any Reconstitution Agreement that are identified in Item 1122(d) of Regulation AB."

            "Trustee: The party named as trustee in any agreement pursuant to a Securitization Transaction."

      8. The Assignee and the Servicer hereby amend Exhibit 7 of the Purchase and Servicing Agreement by replacing the phrase "First Republic Bank in trust for the Purchaser and various Mortgagors, Fixed and Adjustable Rate Mortgage Loans" with "First Republic Bank in trust for Wells Fargo Bank, N.A., as master servicer on behalf of the Merrill Lynch Mortgage Investors Trust, Series MLCC 2006-2."

      9. The Assignee and the Servicer hereby amend Exhibit 8 of the Purchase and Servicing Agreement by replacing the phrase "First Republic Bank in trust for the Purchaser and various Mortgagors, Fixed and Adjustable Rate Mortgage Loans" with "First Republic Bank in trust for Wells Fargo Bank, N.A., as master servicer on behalf of the Merrill Lynch Mortgage Investors Trust, Series MLCC 2006-2."

      10. The Assignee and the Servicer hereby amend Section 11.13 of the Servicing Addendum to the Purchase and Servicing Agreement, attached to the Purchase and Servicing Agreement as Exhibit 9 (the "Servicing Addendum"), by deleting the reference in the last sentence of the second paragraph to "two years" and replacing it with "three years."

      11. The Assignee and the Servicer hereby amend Section 11.15 of the Servicing Addendum by deleting the last sentence thereof and adding the following sentence at the end thereof:

      "In addition, no later than the tenth (10th) calendar day of each month (or if such tenth day is not a Business Day, the Business Day immediately preceding such tenth day), the Servicer shall furnish to the Purchaser and the Master Servicer a report containing the data set forth in Attachment 3-A, Attachment 3-B and Attachment 3-C to the Assignment, Assumption and Recognition Agreement, with respect to monthly remittance advice, defaulted Mortgage Loans and Realized Loss Calculations, respectively, in such format as is mutually agreed by the Master Servicer and the Servicer."

      12. The Assignee and the Servicer hereby amend Section 11.18 of the Servicing Addendum by deleting such section in its entirety and replacing it with the following:

            "Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Purchaser pursuant to a deed-in-lieu of foreclosure, the Servicer shall submit to the Purchaser and the Master Servicer a liquidation report in the format mutually agreed upon by the Servicer and the Master Servicer, with respect to such Mortgaged Property

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      and all supporting documentation which is readily available and reasonably requested by the Master Servicer."

      13. The Assignee and the Servicer hereby amend Sections 11.24 and 11.25 of the Servicing Addendum by deleting each such section in its entirety and replacing each such section with "[Reserved]."

      14. The Assignee and the Servicer hereby amend Section 11.29 of the Servicing Addendum by deleting such section in its entirety and replacing it with the following:

            "Notwithstanding anything in this Agreement to the contrary, the Servicer (a) shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate and (b) shall not (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable) make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would cause any trust fund created pursuant to a Securitization Transaction to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions" after the startup date under the REMIC Provisions unless the Servicer has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.

      15. The Assignee and the Servicer hereby amend Section 12A.03 of the Purchase and Servicing Agreement by replacing the phrase "(a), (b), (c) and (g)" with the phrase "(a), (b), (c), (f) and (g)" in the first paragraph.

      16. The Assignee and the Servicer hereby amend Section 12A.03(e) of the Purchase and Servicing Agreement by adding the phrase ", any Master Servicer" between the words "Purchaser" and "and any Depositor" in clause (ii).

      17. The Assignee and the Servicer hereby amend Section 12A.03(g) of the Purchase and Servicing Agreement by adding the phrase ", copies or other evidence of Fidelity Bond Insurance and Errors and Omission Insurance policy," between the phrases "certification or statement," and "financial information and reports."

      18. The Assignee and the Servicer hereby amend Section 12A.04 of the Purchase and Servicing Agreement by adding the phrase "in a form substantially similar to that which is attached to the Assignment and Assumption Agreement as Attachment 4," directly prior to the phrase "to the effect that (i)."

      19. The Assignee and the Servicer hereby amend Section 12A.05(a)(i) of the Purchase and Servicing Agreement by adding the phrase "(a form of which is attached to the Assignment and Assumption Agreement as Attachment 5)" directly after the phrase "Such report" in the last sentence.

      20. The Assignee and the Servicer hereby amend Section 12A.05(a)(ii) of the Purchase and Servicing Agreement by adding the following phrase to the end of the first sentence:

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            ", to the effect that (i) it has obtained a representation regarding certain matters from the management of such party, which includes an assertion that such party has complied with the applicable Servicing Criteria, and (ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board, it is expressing an opinion as to whether such party's compliance with the applicable
      Servicing Criteria was fairly stated in all material respects, or it cannot express an overall opinion regarding such party's assessment of compliance with the applicable Servicing Criteria. In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion. Such report must be available for general use and not contain restricted use language."

      21. The Assignee and the Servicer hereby amend Section 12A.05(a)(iv) of the Purchase and Servicing Agreement by:

            (a) deleting the phrase "If requested by the Purchaser or any Depositor not later than February 1 of the calendar year in which such certification is to be delivered, deliver" and replacing it with the phrase "deliver, and cause each Subservicer and Subcontractor described in clause (iii) to deliver,"

            and

            (b) adding the phrase ", any Master Servicer" between the words "Depositor" and "and any other Person."

      22. The Assignee and the Servicer hereby amend Section 12A.06(b) of the Purchase and Servicing Agreement by:

            (a) adding the phrase "and the other certifications" between the words "attestation" and "required" in the last sentence of the last paragraph.

            and

            (b) adding the phrase "and such Subservicer" between the phrases "by such Subcontractor" and "under Section 12A.05."

      23. The Assignee and the Servicer hereby amend Section 12A.07(b)(ii) in the Purchase and Servicing Agreement by deleting the first paragraph in its entirety and replacing it with the following:

            "(ii) (A) Any failure by the Seller, any Subservicer or any Subcontractor to deliver any information, report, certification or accountants' letter when and as required under Subsections 12A.04 or 12A.05, including (except as provided below) any failure by the Seller to identify pursuant to Subsection 12A.06(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, which continues unremedied for ten (10) calendar days after the date on which the Seller received written notification from the Depositor or the Master Servicer of failure to deliver such information, report, certification or accountants' letter shall constitute an

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      Event of Default with respect to the Seller under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser, any Master Servicer or any Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Seller as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the Seller; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Seller as servicer, such provision shall be given effect. (B) Any failure by the Seller, any Subservicer or any Subcontractor to deliver any information, report, certification or accountants' letter when and as required under Subsections 12A.02, 12A.03(a), (b) and (c), and 12A.06 which continues unremedied for two (2) calendar days after the date on which such information, report, certification or accountants' letter was required to be delivered shall constitute an Event of Default with respect to the Seller under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser, any Master Servicer or any Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Seller as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the Seller; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Seller as servicer, such provision shall be given effect. The Seller shall indemnify the Master Servicer under this Subsection 12A.07(b)(ii)(B) and shall hold the Master Servicer harmless from and against any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that the Master Servicer may sustain arising out of or based upon any failure by the Seller, any Subservicer or any Subcontractor to deliver any information, report, certification or accountants' letter when and as required under Subsections 12A.02, 12A.03(a), (b) and (c) and 12A.06 of this Agreement which continues unremedied for two (2) calendar days after the date on which such information, report, certification or accountants' letter was required to be delivered."

      24. The Assignee and the Servicer hereby amend Section 14.01(ix) in the Purchase and Servicing Agreement by deleting it in its entirety and replacing it with the following:

            "the Seller fails to duly perform, within the required time period (including the applicable cure period provided in Section 12A.07(b)(ii)), its obligations under Sections 12A.04, 12A.05 or 12.A06."

      25. The Assignee and the Servicer hereby amend Exhibit 11 of the Purchase and Servicing Agreement by adding the phrase "and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Seller during 200[_]" after the phrase "(the "Attestation Report")," in paragraph (1).

      26. The Assignee and the Servicer hereby amend Exhibit 12 of the Purchase and Servicing Agreement by checking as "Applicable Servicing Criteria" the criteria referenced on such Exhibit as Sections 1122(d)(4)(i), (ii) and (iii), and by unchecking the criteria referenced on

MLCC 2006-2
FRB AAR
12579707.2
12579707.6.BUSINESS
such Exhibit as Section 1122(d)(4)(xv). For the purposes of the criteria listed under "Investor Remittances and Reporting," "Investor" shall refer to the "Master Servicer."

Miscellaneous

      27. All demands, notices and communications under the MLBUSA AAR Agreement, the Purchase and Servicing Agreement and this FRB AAR Agreement with respect to the Assigned Loans shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered mail, postage prepaid, as follows:

            a.    In the case of Servicer,

                  First Republic Bank
                  One Eleven Pine Street
                  San Francisco, California 94111
                  Attention: Tony Sachs

            b.    In the case of Assignor,

                  Merrill Lynch Mortgage Lending, Inc.
                  4 World Financial Center
                  New York, New York 10080
                  Attention: MLCC 2006-2

            c.    In the case of Assignee,

                  Merrill Lynch Mortgage Investors, Inc.
                  4 World Financial Center, 10th Floor
                  New York, New York 10080
                  Attention: MLCC 2006-2

      28. This FRB AAR Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

      29. No term or provision of this FRB AAR Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

      30. This FRB AAR Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Assignee, Servicer or Servicer may be merged or consolidated shall without the requirement for any further writing, be deemed Assignor, Assignee or Servicer, respectively hereunder.

      31. This FRB AAR Agreement shall survive the conveyance of the Assigned Loans as contemplated in this FRB AAR Agreement.

MLCC 2006-2
FRB AAR
12579707.2
12579707.6.BUSINESS

      32. This FRB AAR Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

      33. In the event that any provision of this FRB AAR Agreement conflicts with any provision of the MLBUSA AAR Agreement or the Purchase and Servicing Agreement with respect to the Assigned Loans, the terms of this FRB AAR Agreement shall control.

MLCC 2006-2
FRB AAR
12579707.2
12579707.6.BUSINESS

            IN WITNESS WHEREOF, the parties hereto have executed this FRB AAR Agreement as of the day and year first above written.

MERRILL LYNCH MORTGAGE LENDING, INC.
Assignor

By:______________________________
Name:____________________________
Title:___________________________

MERRILL LYNCH MORTGAGE INVESTORS, INC.
Assignee

By:______________________________
Name:____________________________
Title:___________________________

FIRST REPUBLIC BANK
Servicer

By:______________________________
Name:____________________________
Title:___________________________

ACKNOWLEDGED AND AGREED:

WELLS FARGO BANK,
NATIONAL ASSOCIATION
Master Servicer

By:______________________________
Name:____________________________
Title:___________________________

12579707.6.BUSINESS

                                  ATTACHMENT 1

                         ASSIGNED MORTGAGE LOAN SCHEDULE

12579707.6.BUSINESS

                                  ATTACHMENT 2

              MASTER MORTGAGE LOAN PURCHASE AND SERVICING AGREEMENT

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

MLCC 2006-2
FRB AAR
12579707.2
12579707.6.BUSINESS

                                  ATTACHMENT 3

                                 ATTACHMENT 3-A

                            MONTHLY REMITTANCE ADVICE

COLUMN NAME                        DESCRIPTION               DECIMAL            FORMAT COMMENT                 MAX SIZE
-----------                        -----------               -------            --------------                 --------
SER_INVESTOR_NBR        A value assigned by the Servicer                 Text up to 10 digits                     20
                        to define a group of loans.

LOAN_NBR                A unique identifier assigned to                  Text up to 10 digits                     10
                        each loan by the investor.

SERVICER_LOAN_NBR       A unique number assigned to a loan               Text up to 10 digits                     10
                        by the Servicer.  This may be
                        different than the LOAN_NBR.

BORROWER_NAME           The borrower name as received in                 Maximum length of 30 (Last, First)       30
                        the file.  It is not separated by
                        first and last name.

SCHED_PAY_AMT           Scheduled monthly principal and          2       No commas(,) or dollar signs ($)         11
                        scheduled interest payment that a
                        borrower is expected to pay, P&I
                        constant.

NOTE_INT_RATE           The loan interest rate as reported       4       Max length of 6                           6
                        by the Servicer.

NET_INT_RATE            The loan gross interest rate less        4       Max length of 6                           6
                        the service fee rate as reported
                        by the Servicer.

SERV_FEE_RATE           The servicer's fee rate for a loan       4       Max length of 6                           6
                        as reported by the Servicer.

SERV_FEE_AMT            The servicer's fee amount for a          2       No commas(,) or dollar signs ($)         11
                        loan as reported by the Servicer.

NEW_PAY_AMT             The new loan payment amount as           2       No commas(,) or dollar signs ($)         11
                        reported by the Servicer.

NEW_LOAN_RATE           The new loan rate as reported by         4       Max length of 6                           6
                        the Servicer.

ARM_INDEX_RATE          The index the Servicer is using to       4       Max length of 6                           6
                        calculate a forecasted rate.

ACTL_BEG_PRIN_BAL       The borrower's actual principal          2       No commas(,) or dollar signs ($)         11
                        balance at the beginning of the
                        processing cycle.

ACTL_END_PRIN_BAL       The borrower's actual principal          2       No commas(,) or dollar signs ($)         11
                        balance at the end of the
                        processing cycle.

BORR_NEXT_PAY_DUE_DATE  The date at the end of processing                MM/DD/YYYY                               10
                        cycle that the borrower's next
                        payment is due to the Servicer, as
                        reported by Servicer.

SERV_CURT_AMT_1         The first curtailment amount to be       2       No commas(,) or dollar signs ($)         11
                        applied.

SERV_CURT_DATE_1        The curtailment date associated                  MM/DD/YYYY                               10
                        with the first curtailment amount.

CURT_ADJ_ AMT_1         The curtailment interest on the          2       No commas(,) or dollar signs ($)         11
                        first curtailment amount, if
                        applicable.

SERV_CURT_AMT_2         The second curtailment amount to         2       No commas(,) or dollar signs ($)         11
                        be applied.

SERV_CURT_DATE_2        The curtailment date associated                  MM/DD/YYYY                               10
                        with the second curtailment amount.

CURT_ADJ_ AMT_2         The curtailment interest on the          2       No commas(,) or dollar signs ($)         11
                        second curtailment amount, if
                        applicable.

SERV_CURT_AMT_3         The third curtailment amount to be       2       No commas(,) or dollar signs ($)         11
                        applied.

SERV_CURT_DATE_3        The curtailment date associated                  MM/DD/YYYY                               10
                        with the third curtailment amount.

CURT_ADJ_AMT_3          The curtailment interest on the          2       No commas(,) or dollar signs ($)         11
                        third curtailment amount, if
                        applicable.

MLCC 2006-2
FRB AAR
12579707.2
12579707.6.BUSINESS

PIF_AMT                 The loan "paid in full" amount as        2       No commas(,) or dollar signs ($)         11
                        reported by the Servicer.

PIF_DATE                The paid in full date as reported                MM/DD/YYYY                               10
                        by the Servicer.
                                                                         Action Code Key: 15=Bankruptcy,           2
                                                                         30=Foreclosure, , 60=PIF,
                                                                         63=Substitution,
                                                                         65=Repurchase,70=REO

ACTION_CODE             The standard FNMA numeric code used
                        to indicate the default/delinquent
                        status of a particular loan.

INT_ADJ_AMT             The amount of the interest               2       No commas(,) or dollar signs ($)         11
                        adjustment as reported by the
                        Servicer.

SOLDIER_SAILOR_ADJ_AMT  The Soldier and Sailor Adjustment        2       No commas(,) or dollar signs ($)         11
                        amount, if applicable.

NON_ADV_LOAN_AMT        The Non Recoverable Loan Amount,         2       No commas(,) or dollar signs ($)         11
                        if applicable.

LOAN_LOSS_AMT           The amount the Servicer is passing       2       No commas(,) or dollar signs ($)         11
                        as a loss, if applicable.

SCHED_BEG_PRIN_BAL      The scheduled outstanding                2       No commas(,) or dollar signs ($)         11
                        principal amount due at the
                        beginning of the cycle date to be
                        passed through to investors.

SCHED_END_PRIN_BAL      The scheduled principal balance          2       No commas(,) or dollar signs ($)         11
                        due to investors at the end of a
                        processing cycle.

SCHED_PRIN_AMT          The scheduled principal amount as        2       No commas(,) or dollar signs ($)         11
                        reported by the Servicer for the
                        current cycle -- only applicable
                        for Scheduled/Scheduled Loans.

SCHED_NET_INT           The scheduled gross interest             2       No commas(,) or dollar signs ($)         11
                        amount less the service fee amount
                        for the current cycle as reported by
                        the Servicer -- only applicable for
                        Scheduled/Scheduled Loans.

ACTL_PRIN_AMT           The actual principal amount              2       No commas(,) or dollar signs ($)         11
                        collected by the Servicer for the
                        current reporting cycle -- only
                        applicable for Actual/Actual Loans.

ACTL_NET_INT            The actual gross interest amount         2       No commas(,) or dollar signs ($)         11
                        less the service fee amount for the
                        current reporting cycle as reported
                        by the Servicer -- only applicable
                        for Actual/Actual Loans.

PREPAY_PENALTY_ AMT     The penalty amount received when a       2       No commas(,) or dollar signs ($)         11
                        borrower prepays on his loan as
                        reported by the Servicer.

PREPAY_PENALTY_ WAIVED  The prepayment penalty amount for        2       No commas(,) or dollar signs ($)         11
                        the loan waived by the servicer.

MOD_DATE                The Effective Payment Date of the                MM/DD/YYYY                               10
                        Modification for the loan.

MOD_TYPE                The Modification Type.                           Varchar - value can be alpha or          30
                                                                         numeric

DELINQ_P&I_ADVANCE_AMT  The current outstanding principal        2       No commas(,) or dollar signs ($)         11
                        and interest advances made by
                        Servicer.

MLCC 2006-2
FRB AAR
12579707.2
12579707.6.BUSINESS

                                 ATTACHMENT 3-B

                       REPORTING DATA FOR DEFAULTED LOANS

TABLE: DELINQUENCY

NAME                                   TYPE              SIZE
----                                   ----              ----
SERVICER LOAN #                       NUMBER               8
                                      (DOUBLE)
INVESTOR LOAN #                       NUMBER               8
                                      (DOUBLE)
BORROWER NAME                         TEXT                20
ADDRESS                               TEXT                30
STATE                                 TEXT                 2
Due Date                              Date/Time            8
ACTION CODE                           TEXT                 2
FC Received                           Date/Time            8
File Referred to Atty                 Date/Time            8
NOD                                   Date/Time            8
Complaint Filed                       Date/Time            8
Sale Published                        Date/Time            8
Target Sale Date                      Date/Time            8
Actual Sale Date                      Date/Time            8
Loss Mit Approval Date                Date/Time            8
Loss Mit Type                         Text                 5
Loss Mit Estimated Completion Date    Date/Time            8
Loss Mit Actual Completion Date       Date/Time            8
Loss Mit Broken Plan Date             Date/Time            8
BK Chapter                            Text                 6
BK Filed Date                         Date/Time            8
Post Petition Due                     Date/Time            8
Motion for Relief                     Date/Time            8
Lift of Stay                          Date/Time            8
RFD                                   Text                10
Occupant Code                         Text                10
Eviction Start Date                   Date/Time            8
Eviction Completed Date               Date/Time            8
List Price                            Currency             8
List Date                             Date/Time            8
Accepted Offer Price                  Currency             8
Accepted Offer Date                   Date/Time            8
Estimated REO Closing Date            Date/Time            8
Actual REO Sale Date                  Date/Time            8

MLCC 2006-2
FRB AAR
12579707.2
12579707.6.BUSINESS

- ITEMS IN BOLD ARE MANDATORY FIELDS. WE MUST RECEIVE INFORMATION IN THOSE FIELDS EVERY MONTH IN ORDER FOR YOUR FILE TO BE ACCEPTED.

The Action Code Field should show the applicable numeric code to indicate that a special action is being taken. The Action Codes are the following:

                12-RELIEF PROVISIONS
                15-BANKRUPTCY/LITIGATION
                20-REFERRED FOR DEED-IN-LIEU
                30-REFERRED FORE FORECLOSURE
                60-PAYOFF
                65-REPURCHASE
                70-REO-HELD FOR SALE
                71-THIRD PARTY SALE/CONDEMNATION
                72-REO-PENDING CONVEYANCE-POOL INSURANCE CLAIM FILED

Wells Fargo Bank will accept alternative Action Codes to those above, provided that the Codes are consistent with industry standards. If Action Codes other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Action Codes prior to sending the file.

Description of Action Codes:

ACTION CODE 12 - To report a Mortgage Loan for which the Borrower has been granted relief for curing a delinquency. The Action Date is the date the relief is expected to end. For military indulgence, it will be three months after the Borrower's discharge from military service.

ACTION CODE 15 - To report the Borrower's filing for bankruptcy or instituting some other type of litigation that will prevent or delay liquidation of the Mortgage Loan. The Action Date will be either the date that any repayment plan (or forbearance) instituted by the bankruptcy court will expire or an additional date by which the litigation should be resolved.

ACTION CODE 20 - To report that the Borrower has agreed to a deed-in-lieu or an assignment of the property. The Action Date is the date the Servicer decided to pursue a deed-in-lieu or the assignment.

ACTION CODE 30 - To report that the decision has been made to foreclose the Mortgage Loan. The Action Date is the date the Servicer referred the case to the foreclosure attorney.

ACTION CODE 60 - To report that a Mortgage Loan has been paid in full either at, or prior to, maturity. The Action Date is the date the pay-off funds were remitted to the Master Servicer.

MLCC 2006-2
FRB AAR
12579707.2
12579707.6.BUSINESS

ACTION CODE 65 - To report that the Servicer is repurchasing the Mortgage Loan. The Action Date is the date the repurchase proceeds were remitted to the Master Servicer.

ACTION CODE 70 - To report that a Mortgage Loan has been foreclosed or a deed-in-lieu of foreclosure has been accepted, and the Servicer, on behalf of the owner of the Mortgage Loan, has acquired the property and may dispose of it. The Action Date is the date of the foreclosure sale or, for deeds-in-lieu, the date the deed is recorded on behalf of the owner of the Mortgage Loan.

ACTION CODE 71 - To report that a Mortgage Loan has been foreclosed and a third party acquired the property, or a total condemnation of the property has occurred. The Action Date is the date of the foreclosure sale or the date the condemnation award was received.

ACTION CODE 72 - To report that a Mortgage Loan has been foreclosed, or a deed-in-lieu has been accepted, and the property may be conveyed to the mortgage insurer and the pool insurance claim has been filed. The Action Date is the date of the foreclosure sale, or, for deeds-in-lieu, the date of the deed for conventional mortgages.

The Loss Mit Type field should show the approved Loss Mitigation arrangement. The following are acceptable:

           ASUM-APPROVED ASSUMPTION
           BAP-BORROWER ASSISTANCE PROGRAM
           CO-CHARGE OFF
           DIL-DEED-IN-LIEU
           FFA-FORMAL FORBEARANCE AGREEMENT
           MOD-LOAN MODIFICATION
           PRE-PRE-SALE
           SS-SHORT SALE
           MISC-ANYTHING ELSE APPROVED BY THE PMI OR POOL INSURER

Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property. The acceptable codes are:

MORTGAGOR
TENANT
UNKNOWN
VACANT

MLCC 2006-2
FRB AAR
12579707.2
12579707.6.BUSINESS

                                 ATTACHMENT 3-C
                      REALIZED LOSS CALCULATION INFORMATION

WELLS FARGO BANK, N.A. Form 332

Calculation of Realized Loss

Purpose

To provide the Servicer with a form for the calculation of any Realized Loss (or gain) as a result of a Mortgage Loan having been foreclosed and Liquidated.

Distribution

The Servicer will prepare the form in duplicate and send the original together with evidence of conveyance of title and appropriate supporting documentation to the Master Servicer with the Monthly Accounting Reports which supports the Mortgage Loan's removal from the Mortgage Loan Activity Report. The Servicer will retain the duplicate for its own records.

Due Date

With respect to any liquidated Mortgage Loan, the form will be submitted to the Master Servicer no later than the date on which statements are due to the Master Servicer under Section 4.02 of this Agreement (the "Statement Date") in the month following receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan; provided, that if such Statement Date is not at least 30 days after receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan, then the form will be submitted on the first Statement Date occurring after the 30th day following receipt of final liquidation proceeds and supporting documentation.

Preparation Instructions

The numbers on the form correspond with the numbers listed below.

1. The actual Unpaid Principal Balance of the Mortgage Loan.

2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed.

3-7. Complete as necessary. All line entries must be supported by copies of appropriate statements, vouchers, receipts, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.

8. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis.

10.    The total of lines 1 through 9.

Credits

11-17. Complete as necessary. All line entries must be supported by copies of the appropriate claims

MLCC 2006-2
FRB AAR
12579707.2
12579707.6.BUSINESS
      forms, statements, payment checks, etc. to document the credit. If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 16.

18.   The total of lines 11 through 17.

Total Realized Loss (or Amount of Any Gain)

19. The total derived from subtracting line 18 from 10. If the amount represents a realized gain, show the amount in parenthesis ( ).

MLCC 2006-2
FRB AAR
12579707.2
12579707.6.BUSINESS

                             WELLS FARGO BANK, N.A.
                          CALCULATION OF REALIZED LOSS

      WELLS FARGO BANK, N.A. Trust: _______________________________

      Prepared by: __________________ Date: _______________

      Phone: ______________________

    Servicer Loan No.       Servicer Name        Servicer Address

WELLS FARGO BANK, N.A.
Loan No._____________________________
Borrower's Name:______________________________________________________
Property
Address:______________________________________________________________

LIQUIDATION AND ACQUISITION EXPENSES:
Actual Unpaid Principal Balance of Mortgage Loan            $_______________(1)
Interest accrued at Net Rate                                ________________(2)
Attorney's Fees                                             ________________(3)
Taxes                                                       ________________(4)
Property Maintenance                                        ________________(5)
MI/Hazard Insurance Premiums                                ________________(6)
Hazard Loss Expenses                                        ________________(7)
Accrued Servicing Fees                                      ________________(8)
Other (itemize)                                             ________________(9)
                                                            $__________________

TOTAL EXPENSES                                              $______________(10)
CREDITS:
Escrow Balance                                              $______________(11)
HIP Refund                                                  _______________(12)
Rental Receipts                                             _______________(13)
Hazard Loss Proceeds                                        _______________(14)
Primary Mortgage Insurance Proceeds                         _______________(15)
Proceeds from Sale of Acquired Property                     _______________(16)
Other (itemize)                                             _______________(17)

                                                            _______________
                                                            _______________
TOTAL CREDITS                                               $______________(18)

                TOTAL REALIZED LOSS (OR AMOUNT OF GAIN)     $______________

MLCC 2006-2
FRB AAR
12579707.2
12579707.6.BUSINESS

                                  ATTACHMENT 4

                   FORM OF ITEM 1123 CERTIFICATION OF SERVICER

                                     [DATE]

Merrill Lynch Mortgage Investors, Inc.
250 Vesey Street
4 World Financial Center, 10th Floor
New York, New York 10080

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, MD 21045

Re: Merrill Lynch Mortgage Investors Trust, Series MLCC 2006-2 Mortgage Pass-Through Certificates

I, [identify name of certifying individual], [title of certifying individual] of [name of servicing company] (the "Servicer"), hereby certify that:

            (1) A review of the activities of the Servicer during the preceding calendar year and of the performance of the Servicer under the [related servicing agreement] (the "Servicing Agreement") has been made under my supervision; and

            (2) To the best of my knowledge, based on such review, the Servicer has fulfilled all its obligations under the related Servicing Agreement in all material respects throughout such year or a portion thereof[, or, if there has been a failure to fulfill any such obligation in any material respect, I have specified below each such failure known to me and the nature and status thereof].

Date:

                                          [Servicer]

                                          By: ____________________________
                                          Name: __________________________
                                           Title: __________________________

12579707.6.BUSINESS

                                  ATTACHMENT 5

                        FORM OF ASSESSMENT OF COMPLIANCE

                                     [DATE]

Merrill Lynch Mortgage Investors, Inc.
250 Vesey Street
4 World Financial Center, 10th Floor
New York, New York 10080

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, MD 21045

      Re: Mortgage Loan Purchase and Servicing Agreement, dated as of December 1, 2005, by and between First Republic Bank, as seller and servicer, and Merrill Lynch Bank, USA, as initial purchaser.

      For the calendar year ending December 31, [2006] or portion thereof, First Republic Bank, as Servicer, for the Issuing Entity has complied in all material respects with the Applicable Servicing Criteria in Exhibit 12 of the Agreement.

      All capitalized terms used herein but not defined herein shall have the meanings assigned to them in the Agreement.

Date:__________________

                                          FIRST REPUBLIC BANK

                                          By:  __________________________
                                          Name:
                                          Title:

ACKNOWLEDGED AND AGREED:
WELLS FARGO BANK, N.A.

By:  ____________________________
Name:
Title:

MERRILL LYNCH MORTGAGE INVESTORS, INC., as Depositor

By:  ____________________________
Name:
Title:

12579707.6.BUSINESS